Exhibit 99.2

Coeptis Therapeutics Enters Exclusive License Agreement with University of Pittsburgh for Rights to SNAP-CAR, a “Multi-Antigen” CAR T Technology

SNAP-CAR therapy provides a highly programmable therapeutic platform designed to potentially target many tumor types, including hematological malignancies and solid tumors

Wexford, PA, September 21, 2022 – Coeptis Therapeutics, Inc. (OTC PINK: COEP) (“Coeptis” or “the Company”), a biopharmaceutical company developing innovative cell therapy platforms for cancer, today announced entry into an exclusive license agreement with the University of Pittsburgh for the rights to a chimeric antigen receptor T cell (CAR T) technology – SNAP-CAR – designed to target multiple antigens simultaneously and potentially address a range of hematologic and solid tumors, including breast and ovarian cancer. Completion of the exclusive license agreement for SNAP-CAR follows Coeptis’ entry into an option agreement with the University of Pittsburgh announced in May 2022.

Current CAR T therapies are designed to target specific tumor antigens that correspond to a specific cancer indication. This approach has proven effective in certain cancer types but limits the applicability of those CAR T therapies. SNAP-CAR is designed to be a “universal” CAR T cell therapy platform that can be adapted to different cancer indications. Instead of directly binding to a target on the tumor cell, CAR T cells are co-administered with one or more antibody adaptors that bind to the tumor cells and are fitted with a chemical group that irreversibly connects them to the SNAP-CAR on the therapeutic cells via a covalent bond. Pre-clinical studies in mice have demonstrated that by targeting tumors via antibody adaptor molecules, the SNAP-CAR therapy provides a highly programmable therapeutic platform.

“SNAP-CAR T cells can be engineered to address numerous cancers, including solid tumors, while providing researchers with the ability to rapidly screen multiple antibody candidates without the need to generate individual receptors,” said Jason Lohmueller, Ph.D., Assistant Professor of Surgery and Immunology in the Division of Surgical Oncology Research at the University of Pittsburgh. “Additionally, SNAP-CAR may offer the potential to mitigate the toxicity of CAR T therapy by allowing clinicians to control the adaptor dose. Further, the ability to combine SNAP-CAR T cells with antibodies targeting multiple antigens offers the potential to reduce the likelihood of cancer relapse,” said Alex Deiters, Ph.D., Professor of Chemistry at the University of Pittsburgh.

“SNAP-CAR represents a potential breakthrough in CAR T approaches and a significant addition to Coeptis’ expanding cell therapy product portfolio,” said Dave Mehalick, President and CEO of Coeptis Therapeutics. “Research at the University of Pittsburgh suggests that SNAP-CAR offers an opportunity to direct the power of CAR T to an array of cancers that have, until now, been inaccessible via current cell therapy technologies by providing a highly programmable antigen targeting platform. It is believed that SNAP-CAR could enable the development of CAR T therapies for many hematologic cancers as well as several types of solid tumors, including breast and ovarian cancer.”

Mr. Mehalick concluded: “Our vision at Coeptis is to be at the forefront of developing the next-generation cell therapy technologies, and we believe the advancements at the University of Pittsburgh, as well as those at VyGen-Bio, are potentially groundbreaking.”

About Coeptis Therapeutics, Inc.
Coeptis Therapeutics, Inc., along with its wholly owned subsidiary Coeptis Pharmaceuticals, Inc. (together “Coeptis”), is a biopharmaceutical company developing innovative cell therapy platforms for cancer that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis' product portfolio and rights are highlighted by a universal, multi-antigen CAR T technology licensed from the University of Pittsburgh (SNAP-CAR) and a cell therapy technology (CD38-GEAR-NK) and an in vitro diagnostic (CD38-Diagnostic) targeting CD38-related cancers, which the company is developing with VyGen-Bio and leading medical researchers at the Karolinska Institutet. Coeptis' business model is designed around maximizing the value of its current product portfolio and rights through in-license agreements, out-license agreements and co-development relationships, as well as entering into strategic partnerships to expand its product rights and offerings, specifically those targeting cancer. Coeptis was founded in 2017 and is headquartered in Wexford, Pa. For more information on Coeptis visit https://coeptistx.com/.

1

About the University of Pittsburgh
A nonsectarian, coeducational, state-related, public research university founded in 1787, the University of Pittsburgh (Pitt) is a member of the prestigious by-invitation-only Association of American Universities and internationally renowned as a leading center of learning and research in the arts, sciences, humanities, professions and health sciences. Comprising a Pittsburgh campus, which is home to 16 undergraduate, graduate and professional schools, and four Western Pennsylvania regional campuses, Pitt offers nearly 500 distinct degree programs and confers more than 8,500 degrees annually. Pitt has ranked among the top 10 recipients of funding from the National Institutes of Health since 1998 and is ranked among the top 10 American research universities nationally in terms of total federal science and engineering research and development obligations. For more information, visit www.pitt.edu.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain or may contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not guarantee of future performance and involve significant risks and uncertainties that may cause the actual results (including, without limitation (i) whether we will exercise the option with the University of Pittsburgh, or the benefits of the technology subject to such option and (ii) whether we will be able to close our proposed merger with Bull Horn Holdings Corp. (Nasdaq: BHSE), each as described herein) to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. All forward-looking statements are subject to significant uncertainties and risks including, but not limited, to those risks contained or to be contained in reports and other filings filed by us with the Securities and Exchange Commission. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in our filings made or to be made with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations or rules.

Participants in the Solicitation

Coeptis and its directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Coeptis’ stockholders with respect to the proposed business combination with Bull Horn Holdings. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of Coeptis in Coeptis’ filings with the SEC. Additional information regarding the interests of such potential participants will also be included in the preliminary proxy statement and definitive proxy statement when they are filed with the SEC.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination with Bull Horn Holdings. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

CONTACTS

Coeptis Therapeutics, Inc.

Investors

Tiberend Strategic Advisors, Inc.

Jon Nugent

205-566-3026

jnugent@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com

Bull Horn Holdings Corp.
Edelman
bullhornmedia@edelman.com

University of Pittsburgh

Innovation Institute

412-383-7670

2